Oppenheimer Limited-Term Government Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Limited-Term Government Fund seeks high current return and safety of principal.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
9	Financial Statements
32	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	4.56%	0.90%

Class B	4.17	0.17

Class C	4.17	3.17

Class Y	4.67

Average Annual Total Returns*
	For the 1–Year Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	8.40%	4.61%

Class B	7.59	3.59

Class C	7.71	6.71

Class Y	8.70

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,
As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.
The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification-the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.
As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.
Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

1 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRESIDENT’S LETTER
In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain                              Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer Limited-Term Government Fund perform over the six-month period that ended March 31, 2001?
A. We are pleased with the returns provided by the Fund in a strong environment for most U.S. Government securities. We are particularly gratified that we were able to generate attractive returns during a period in which other types of financial assets, including stocks and high yield corporate bonds, performed relatively poorly.
We attribute our good performance not only to favorable market conditions, but also to our security selection strategy, which emphasized U.S. Treasury securities for much of the period.

Why did U.S. Government securities provide such strong returns over the past six months?
U.S. Government securities responded positively to three primary influences: an economic slowdown, the supply-and-demand environment and political factors.
High quality fixed income securities often gain value during economic slowdowns. This situation occurs because inflationary pressures tend to abate, and interest rates typically decline, during such times. With little threat of rising inflation, investors become more confident in the future value of their bonds’ income and principal payments. At the same time, declining interest rates make yields on existing bonds more valuable, which is reflected in higher bond prices. Over the reporting period, prices of government bonds received an extra boost when the Federal Reserve Board (the Fed) cut key short-term interest rates twice in January 2001, and once in March, for a total reduction of 1.5 percentage points.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

Perhaps more important, returns were enhanced by a positive supply-and-demand environment. With less need to borrow because of actual and expected budget surpluses, the government has recently been issuing fewer debt securities, thereby reducing the available supply of Treasuries. Yet, at the same time, demand for these securities—considered by many to be the most creditworthy investments in the world—has remained strong from investors seeking a safe haven from stock market volatility. When the supply of new bonds declines and demand increases, bond prices tend to rise.
     Finally, securities issued by U.S. Government agencies—indirect obligations of the federal government—experienced a rebound in the fall of 2000. That’s because, earlier that year, some of these agencies’ investment policies had been criticized by government officials, causing the p rices of their securities to drop temporarily. When these political issues were resolved in the fall, prices returned to higher levels. In the meantime, however, agency securities had been providing highly competitive yields.

How were the Fund’s assets apportioned among the various types of investments?
At the start of the reporting period, the Fund was composed of approximately 60% mortgage-backed securities and about 40% U.S. Treasury securities. This posture was designed to capture the higher yields offered by mortgage-backed securities, including indirect obligations issued by government agencies.
However, as the economy slowed during the reporting period, we became concerned that more homeowners might refinance their mortgages if lower mortgage rates became available. Because such a development could put pressure on the prices of mortgage-backed bonds, we reduced our holdi ngs of mortgage-backed securities to about 40% of the Fund, and increased our U.S. Treasury securities position to about 60%. This new allocation put us in a good position to capture price gains from Treasuries when the Fed reduced interest rates in January and March.

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What is your outlook for the bond market?
We believe that the Fed may continue to reduce short-term interest rates in an effort to prevent the U.S. economy from falling into a recession. While the bond market (as of March 31, 2001) appears to have already priced in some further rate cuts, we believe that the market should continue to respond positively. As a result, we are currently maintaining our strategy of emphasizing U.S. Treasury securities.
     Over the longer term, however, we expect an economic recovery to occur, which could lead to potentially higher interest rates. If and when signs of greater economic strength begin to emerge, we expect to return to an emphasis on mortgage-backed securities over Treasuries. Of course, the portfolio is subject to change at any time as economic and market conditions evolve.
     Regardless of which way the economy turns, however, we intend to maintain our focus on producing competitive levels of income from a portfolio of high quality bonds. Continued pursuit of investment excellence is an important part of what makes OppenheimerFunds The Right Way to Invest.

1. See page 7 for further details.
			2. Standardized yield is based on net investment income for the 30–day period ended March 31, 2001. Falling share prices will tend to artificially raise yields.
Average Annual Total Returns with Sales Charge
For the Periods Ended 3/31/01[1]
Class A 1–Year	5–Year	10–Year

4.61%	5.38%	6.25%
Class B 1–Year	5–Year	Since Inception

3.59%	5.19%	5.11%
Class C 1–Year	5–Year	Since Inception

6.71%	5.35%	5.62%
Class Y 1–Year	5–Year	Since Inception

8.70%	N/A	5.95%

Standardized Yields[2]
For the 30 Days Ended 3/31/01

Class A		4.38%

Class B		3.81

Class C		3.81

Class Y		4.81

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

Top Five Holdings by Issuer[3]

U.S. Treasury	52.4%

Federal National Mortgage Assn.	24.2

Treasury Repo	9.8

Federal Home Loan Mortgage Corp.	7.0

Government National Mortgage Assn.	4.5

3. Portfolio data is subject to change. Percentages are as of March 31, 2001, are subject to change and are dollar-weighted based on total market value of investments. The Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.

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NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%. The Fund’s maximum sales charge for Class A shares was lower prior to 2/23/94, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1–year) and 1% (5–year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. Unl ess otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials
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STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

	Principal	Market Value
	Amount	See Note 1

Mortgage-Backed Obligations—39.6%

Government Agency—39.6%

FHLMC/FNMA/Sponsored—34.7% Federal Home Loan Mortgage Corp., 11%, 11/1/20	$ 1,525,690	$1,704,592

Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates: 12%, 6/1/15	530,919	600,810
Series 151, Cl. F, 9%, 5/15/21	1,001,314	1,063,266
Series 1440, Cl. PJ, 7%, 10/15/21	5,000,000	5,150,000
Series 1451, Cl. G, 7%, 9/15/06	561,232	562,282
Series 1541, Cl. H, 7%, 10/15/22	6,500,000	6,747,780
Series 1625, Cl. G, 5.75%, 1/15/08	4,935,921	4,955,961
Series 1673, Cl. H, 6%, 11/15/22	5,000,000	5,010,900
Series 2228, Cl. PQ, 7.50%, 8/15/25	8,579,000	9,045,440
Series 2298, Cl. PC, 6.50%, 3/1/31	5,000,000	5,057,031
Series 2302, Cl. NG, 6.50%, 4/1/31[1]	6,000,000	6,045,000

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates: 9.25%, 11/1/08	177,201	185,924
10%, 12/25/10–8/1/21	3,295,238	3,578,013
11.50%, 2/1/16–6/1/20	835,445	946,246
11.75%, 1/1/16–4/1/19	757,360	851,165
12.50%, 7/1/19	992,033	1,141,017
13%, 8/1/15	1,186,920	1,382,596

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2245, Cl. M, 6.50%, 3/15/25	5,000,000	5,046,850

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 164, Cl. A, 6.268%, 3/1/24[2]	8,698,711	2,125,748
Series 192, Cl. IO, 17.544%, 2/1/28[2]	8,728,084	1,925,634
Series 197, Cl. IO, 7.857%, 4/1/28[2]	29,932,704	7,216,588
Series 199, Cl. IO, 17.85%, 8/1/28[2]	40,041,539	9,716,330
Series 202, Cl. IO, 15.362%, 4/1/29[2]	2,154,264	510,965
Series 203, Cl. IO, 6.884%, 6/15/29[2]	26,695,295	6,640,455
Series 206, Cl. IO, 13.392%, 12/15/29[2]	4,492,805	801,685
Series 207, Cl. IO, 7.725%, 4/15/30[1,2]	14,165,338	2,585,174
Series 2197, Cl. PL, 10.346%, 6/15/24[2]	3,000,000	376,875
Series 2220, Cl. PI, 18.229%, 1/15/26[2]	4,724,470	478,353

Federal Home Loan Mortgage Corp.–Government National Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates, Series 28, Cl. PG, 6.875%, 2/25/23	5,500,000	5,668,410

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

FHLMC/FNMA/Sponsored Continued Federal National Mortgage Assn.: 6%, 4/25/31[1]	$40,000,000	$ 39,000,000
6.50%, 4/1/31[1]	36,000,000	35,853,840
6.50%, 11/1/28–5/1/29	68,076,578	67,937,710
7%, 4/25/29[1]	37,000,000	37,451,030
7%, 7/1/13–4/1/30	54,332,552	55,145,44 0
7.50%, 4/25/27[1]	20,000,000	20,437,600
7.50%, 9/1/29–1/1/30	19,915,959	20,358,094
9%, 8/1/19	199,117	211,200
9.50%, 11/1/21	134,964	144,175
10.50%, 12/1/14	638,193	689,050
11%, 11/1/15–7/20/19	8,885,727	9,982,113
11.25%, 6/1/14–2/15/16	1,319,159	1,482,649
11.341%, 3/1/31	3,078,325	3,470,811
11.50%, 7/15/19–11/17/20	3,038,860	3,441,152
11.75%, 7/1/11–10/1/14	81,915	92,934
12%, 1/1/16–4/15/19	5,560,922	6,388,45 1
12.50%, 8/1/15	257,343	299,066
13%, 8/1/10–8/1/26	2,367,924	2,773,405

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Trust 1992–34, Cl. G, 8%, 3/25/22	2,788,794	2,943,043
Trust 1994–27, Cl. PH, 6.50%, 9/25/22	4,000,000	4,115,000
Trust 1999–54, Cl. PE, 6.50%, 12/18/23	10,000,000	10,234,300

Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: 8%, 1/1/23	97,284	101,054
12.50%, 12/1/15	924,915	1,067,936
Trust 1991–169, Cl. PK, 8%, 10/25/21	429,191	447,432

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 294, Cl. 2, 0.038%, 2/1/28[2]	3,632,731	761,738
Trust 302, Cl. 2, 7.046%, 6/1/29[2]	47,180,957	11,898,448
Trust G93–15, Cl. JA, 0.804%, 4/25/23[2]	2,326,914	523,556

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Trust G, Cl. 2, 11.50%, 3/1/09	868,944	987,608

		435,359,925

GNMA/Guaranteed–4.9% Government National Mortgage Assn.: 6.50%, 1/15/24	2,754,279	2,767,969
6.50%, 3/1/31[1]	15,500,000	15,441,255
7%, 1/15/28–1/20/30	13,543,344	13,738,397
7.50%, 1/15/28–9/15/28	20,494,553	21,038,911
8%, 9/15/07–10/15/28	6,391,252	6,601,641
8.50%, 9/15/21	16,742	17,572
9.50%, 9/15/17	49,458	53,404
10.50%, 2/15/16–7/15/21	926,312	1,031,914
11%, 10/20/19	1,563,033	1,720,837
11.50%, 1/15/13–5/15/13	194,127	216,41 5
13%, 2/15/11–9/15/14	23,741	27,437

		62,655,752

Total Mortgage-Backed Obligations (Cost $496,562,441)		498,015,677

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	Principal	Market Value
	Amount	See Note 1

U.S. Government Obligations–58.3%
U.S. Treasury Bonds: 5.375%, 2/15/31	$ 2,870,000	$ 2,834,128
5.50%, 8/15/28	3,000,000	2,948,940
6.25%, 5/15/30	12,220,000	13,424,819
STRIPS, 6.88%, 5/15/09[3]	6,800,000	4,546,677

U.S. Treasury Nts . : 5.50%, 5/31/03	102,000,000	104,580,294
5.625%, 2/15/06–5/15/08	56,400,000	58,902,112
5.75%, 4/30/03–11/15/05	192,510,000	200,002,050
5.875%, 11/15/04	17,500,000	18,281,882
6.125%, 12/31/01	115,600,000	117,223,602
6.50%, 8/31/01–8/15/05	48,000,000	48,755,163
6.625%, 5/31/02	50,900,000	52,322,299
6.75%, 5/15/05	10,000,000	10,812,300
7%, 7/15/06	16,500,000	18,270,598
7.50%, 2/15/05[4]	34,500,000	38,073,924
7.875%, 11/15/04[4]	37,550,000	41,684,931

Total U.S. Government Obligations (Cost $710,254,322)		732,663,719

Corporate Bonds and Notes–2.4%
Federal Home Loan Bank Unsec. Nts., Series 110, 4.87%, 1/22/02 (Cost $29,613,862)	30,000,000	30,094,080

Repurchase Agreements–10.9%
Repurchase agreement with Banc One Capital Markets, Inc., 5.22%, dated 3/30/01, to be repurchased at $137,273,688 on 4/2/01, collateralized by U.S. Treasury Bonds, 5.25%–8.75%, 11/15/08–2/15/31, with a value of $67,026,189 and U.S. Treasury Nts., 6.125%–7.875%, 7/31/02–11/15/04, with a value of $73,089,573 (Cost $137,214,000)	137,214,000 ;	137,214,000

Total Investments, at Value (Cost $1,373,644,625)	111.2%	1,397,987,476

Liabilities in Excess of Other Assets	(11.2)	(141,227,245)

Net Assets	100.0%	$1,256,760,231

Footnotes to Statement of Investments

1. When-issued security to be delivered and settled after March 31, 2001.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $45,561,549 or 3.63% of the Fund’s net assets as of March 31, 2001.
3. Zero-coupon bond reflects the effective yield on the date of purchase.
4. Securities with an aggregate market value of $24,801,598 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIE S Unaudited
March 31, 2001

Assets
Investments, at value (including repurchase agreement of $137,214,000) (cost $1,373,644,625)–see accompanying statement	$ 1,397,987,476

Cash	102,564

Receivables and other assets:
Investments sold	103,070,365
Interest	15,492,816
Shares of beneficial interest sold	6,162,078
Daily variation on futures contracts	384,640
Other	133,055

Total assets	1,523,332,994

Liabilities
Payables and other liabilities:
Investments purchased	259,766,958
Shares of beneficial interest redeemed	4,485,666
Dividends	1,350,778
Distribution and service plan fees	722,586
Transfer and shareholder servicing agent fees	36,734
Trustees’ compensation	64
Other	209,977

Total liabilities	266,572,763

Net Assets	$1,256,760,231

Composition of Net Assets
Paid-in capital	1,297,311,826

Overdistributed net investment income	(6,227,265)

Accumulated net realized loss on investment transactions	(58,487,368)

Net unrealized appreciation on investments	24,163,038

Net Assets	$1,256,760,231

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Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $684,659,456 and 67,962,889 shares of beneficial interest outstanding)	$10.07
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$10.44

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $359,457,640 and 35,687,143 shares of beneficial interest outstanding)	$10.07

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $190,568,540 and 18,948,970 shares of beneficial interest outstanding)	$10.06

Class N Shares: Net asset value, redemption price and offering price per share (based on net assets of $1,001 and 99.40 shares of beneficial interest outstanding)	$10.07

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $22,073,594 and 2,191,552 shares of beneficial interest outstanding)	$10.07
See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income
Interest	$31,994,519

Expenses Management fees	2,439,229

Distribution and service plan fees: Class A	776,780
Class B	1,664,428
Class C	865,525

Transfer and shareholder servicing agent fees: Class A	342,128
Class B	177,747
Class C	92,674
Class Y	8,973

Shareholder reports	145,615

Custodian fees and expenses	35,927

Trustees’ compensation	15,603

Accounting service fees	6,000

Other	106,565

Total expenses	6,677,194
Less expenses paid indirectly	(12,781)

Net expenses	6,664,413

Net Investment Income	25,330,106

Realized and Unrealized Gain (Loss)
Net realized loss on: Investments	5,729,052
Closing of futures contracts	(3,332,236)
Closing and expiration of option contracts written	46,000

Net realized gain	2,442,816

Net change in unrealized appreciation on investments	22,446,049

Net realized and unrealized gain	24,888,865

Net Increase in Net Assets Resulting from Operations	$50,218,971

See accompanying Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30, 2000

Operations
Net investment income	$ 25,330,106	$ 74,810,819

Net realized gain (loss)	2,442,816	(38,336,617)

Net change in unrealized appreciation (depreciation)	22,446,049	21,608,634

Net increase in net assets resulting from operations	50,218,971	58,082,836

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(20,001,029)	(41,661,682)
Class B	(8,946,921)	(19,543,002)
Class C	(4,662,677)	(10,037,864)
Class N	(5)	—
Class Y	(430,204)	(274,588)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	48,214,704	(99,636,221)
Class B	24,904,592	(65,784,406)
Class C	19,514,300	(39,825,740)
Class N	1,000	—
Class Y	15,511,261	6,333,275

Net Assets
Total increase (decrease)	124,323,992	(212,347,392)

Beginning of period	1,132,436,239	1,344,783,631

End of period [including undistributed (overdistributed) net investment income of ($6,227,265) and $2,483,465, respectively]	$1,256,760,231	$1,132,436,239

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$9.93	$10.03	$ 10.37	$ 10.30	$ 10.26	$ 10.44

Income (loss) from investment operations: Net investment income	.24	.64	.63	.67	.73	.75
Net realized and unrealized gain (loss)	.21	(.13)	(.35)	.10	.03	(.19)

Total income from investment operations	.45	.51	.28	.77	.76	.56

Dividends and/or distributions to shareholders: Dividends from net investment income	(.31)	(.61)	(.62)	(.68)	(.71)	(.71)
Dividends in excess of net investment income	—	—	—	(.02)	—	—
Tax return of capital distribution	—	—	—	—	(.01)	(.03)

Total dividends and/or distributions to shareholders	(.31)	(.61)	(.62)	(.70)	(.72 )	(.74)

Net asset value, end of period	$10.07	$ 9.93	$10.03	$10.37	$10.30	$10.26

Total Return, at Net Asset Value[1]	4.56%	5.33%	2.78%	7.70%	7.62%	5.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$684,659	$627,495	$734,407	$634,677	$524,508	$436,889

Average net assets (in thousands)	$644,348	$673,323	$696,607	$584,171	$443,514	$393,727

Ratios to average net assets:[2] Net investment income	4.68%	6.46%	6.23%	6.52%	7.13%	7.22%
Expenses	0.82%	0.83%	0.84%	0.82%[3]	0.87%[3]	0.87%[3]

Portfolio turnover rate	54%	121%	141%	161%	68%	71%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$9.93	$10.02	$10.37	$10.30	$10.26	$10.44

Income (loss) from investment operations: Net investment income	.20	.57	.56	.60	.66	.67
Net realized and unrealized gain (loss)	.21	(.12)	(.37)	.09	.02	(.19)

Total income from investment operations	.41	.45	.19	.69	.68	.48

Dividends and/or distributions to shareholders: Dividends from net investment income	(.27)	(.54)	(.54)	(.60)	(.63)	(.63)
Dividends in excess of net investment income	—	—	—	(.02)	—	—
Tax return of capital distribution	—	—	—	—	(.01)	(.03)

Total dividends and/or distributions to shareholders	(.27)	(.54)	(.54)	(.62)	(.64 )	(.66)

Net asset value, end of period	$10.07	$ 9.93	$10.02	$10.37	$10.30	$10.26

Total Return, at Net Asset Value[1]	4.17%	4.64%	1.91%	9.90%	6.82%	4.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$359,458	$329,877	$399,692	$277,381	$183,476	$160,572

Average net assets (in thousands)	$334,409	$360,003	$351,099	$210,362	$171,496	$147,017

Ratios to average net assets:[2] Net investment income	3.93%	5.70%	5.48%	5.76%	6.39%	6.46%
Expenses	1.58%	1.59%	1.59%	1.58%[3]	1.62%[3]	1.62%[3]

Portfolio turnover rate	54%	121%	141%	161%	68%	71%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued
Class C	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998 [1]	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 9.92	$10.01	$ 10.35	$ 10.29	$ 10.25	$ 10.43

Income (loss) from investment operations: Net investment income	.20	.57	.56	.59	.66	.66
Net realized and unrealized gain (loss)	.21	(.12)	(.36)	.09	.02	(.18)

Total income from investment operations	.41	.45	.20	.68	.68	.48

Dividends and/or distributions to shareholders: Dividends from net investment income	(.27)	(.54)	(.54)	(.61)	(.63)	(.63)
Dividends in excess of net investment income	—	—	—	(.01)	—	—
Tax return of capital distribution	—	—	—	—	(.01)	(.03)

Total dividends and/or distributions to shareholders	(.27)	(.54)	(.54)	(.62)	(.64 )	(.66)

Net asset value, end of period	$10.06	$ 9.92	$10.01	$10.35	$10.29	$10.25

Total Return, at Net Asset Value[2]	4.17%	4.65%	2.01%	6.81%	6.83%	4.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,569	$168,665	$210,616	$143,563	$73,559	$45,356

Average net assets (in thousands)	$173,936	$184,442	$187,226	$100,604	$57,506	$32,349

Ratios to average net assets:[3] Net investment income	3.94%	5.70%	5.47%	5.73%	6.35%	6.34%
Expenses	1.58%	1.59%	1.59%	1.57%[4]	1.62%[4]	1.64%[4]

Portfolio turnover rate	54%	121% ;	141%	161%	68%	71%
1. Per share amounts calculated on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N	Period Ended March 31, 2001[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$ 10.06

Income from investment operations: Net investment income	.04
Net realized and unrealized gain	.02

Total income from investment operations	.06

Dividends and/or distributions to shareholders: Dividends from net investment income	(.05)
Dividends in excess of net investment income	—
Tax return of capital distribution	—
Total dividends and/or distributions to shareholders	(.05)

Net asset value, end of period	$10.07

Total Return, at Net Asset Value[2]	0.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3] Net investment income	4.71%
Expenses	0.47%

Portfolio turnover rate	54%

1. For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2001 (unaudited)	2000	1999	Year Ended Sept. 30, 1998[1]

Per Share Operating Data
Net asset value, beginning of period	$ 9.93	$10.03	$ 10.37	$ 10.33

Income (loss) from investment operations: Net investment income	.26	.68	.66	.47
Net realized and unrealized gain (loss)	.20	(.13)	(.34)	.06

Total income from investment operations	.46	.55	.32	.53

Dividends and/or distributions to shareholders: Dividends from net investment income	(.32)	(.65)	(.66)	(.47)
Dividends in excess of net investment income	—	—	—	(.02)
Tax return of capital distribution	—	—	—	—

Total dividends and/or distributions to shareholders	(.32)	(.65)	(.66)	(.49)

Net asset value, end of period	$10.07	$ 9.93	$10.03	$10.37

Total Return, at Net Asset Value[2]	4.67%	5.71%	3.15%	5.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,074	$6,400	$69	$1

Average net assets (in thousands)	$13,546	$4,178	$ 2	$1

Ratios to average net assets:[3] Net investment income	4.68%	6.78%	6.75%	6.82%
Expenses	0.60%	0.51%	0.60%	0.43%[4]

Portfolio turnover rate	54%	121%	141%	161%

1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantial ly fully invested. As of March 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $206,628,886.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:

Expiring

2007	$10,940,944
2008	11,073,650

22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after Decembe r 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $6,335,958 decrease to cost of securities and a corresponding $6,335,958 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

Six Months Ended March 31, 2001[1]			Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A Sold	29,953,350	$ 300,014,495	70,936,140	$ 702,318,180
Dividends and/or distributions reinvested	1,522,802	15,256,766	3,223,777	31,913,471
Redeemed	(26,674,126)	(267,056,557)	(84,255,468)	(833,867,872)

Net increase (decrease)	4,802,026	$ 48,214,704	(10,095,551)	$(99,636,221)

Class B Sold	6,902,042	$ 69,159,486	9,543,723	$ 94,609,502
Dividends and/or distributions reinvested	648,788	6,500,094	1,425,275	14,108,453
Redeemed	(5,073,870)	(50,754,988)	(17,633,284)	(174,502,361)

Net increase (decrease)	2,476,960	$ 24,904,592	(6,664,286)	$(65,784,406)

Class C Sold	4,802,122	$ 48,036,297	7,188,629	$ 71,098,127 ;
Dividends and/or distributions reinvested	332,395	3,326,037	725,299	7,171,108
Redeemed	(3,190,219)	(31,848,034)	(11,949,056)	(118,094,975)

Net increase (decrease)	1,944,298	$ 19,514,300	(4,035,128)	$(39,825,740)

Class N Sold	99.40	$ 1,000	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	99.40	$ 1,000	—	$ —

Class Y Sold	1,812,805	$ 18,163,576	1,038,548	$ 10,289,874 ;
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(265,552)	(2,652,315)	(401,120)	(3,956,599)

Net increase	1,547,253	$ 15,511,261	637,428	$ 6,333,275

1. For the six months ended March 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares.

24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $772,596,073 and $658,122,303, respectively.
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.42%, before any waiver by the Manager if applicable.
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.
Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front–End Sales Charges on Class A Shares	Class A Front–End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Di stributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

March 31, 2001	$956,698	$231,966	$307,017	$997,382	$296,883	$–
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

March 31, 2001	$16,524	$322,549	$37,837	$–

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b–1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Management Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $776,780 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $49,752 paid to an affiliate of the Manager. Any u nreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Clas s C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$1,664,428	$1,307,222	$6,660,550	1.85%
Class C Plan	865,525	194,457	4,447,259	2.33
Class N Plan	—	—	—	—
26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it ma y be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibilit y that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 2001, the Fund had outstanding futures contracts as follows:

Contract Description	Expiration Date	Number of Contracts	Valuation as of March 31, 2001	Unrealized Appreciation (Depreciation)

Contracts to Purchase U.S. Treasury Nts., 5 yr.	6/20/01	908	$95,808,188	$ 64,062
U.S. Treasury Nts., 10 yr.	6/20/01	739	78,484,109	(248,188)

				(184,126)

Contracts to Sell U.S. Long Bond	6/20/01	282	29,380,875	4,313

				$ (179,813)

27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option i s exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The ris k in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 2001, was as follows:
	Call Options
	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2000	—	$ —
Options written	800	158,600
Options closed or expired	(800)	(158,600)

Options outstanding as of March 31, 2001	—	$ —

28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SHAREHOLDER MEETING Unaudited

On March 30, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1 The twelve persons named below to serve as Trustees of the Fund until their successors are elected and shall qualify.

Nominee	For	Withheld	Total

Trustees William L. Armstrong	58,235,883.495	906,517.852	59,142,401.347
Robert G. Avis	58,146,031.281	996,370.066	59,142,401.347
George C. Bowen	58,234,983.756	907,417.591	59,142,401.347
Edward L. Cameron	58,162,312.099	980,089.248	59,142,401.347
Jon S. Fossel	58,181,869.137	960,532.210	59,142,401.347
Sam Freedman	58,146,049.846	996,351.501	59,142,401.347
Raymond J. Kalinowski	58,126,108.633	1,016,292.714	59,142,401.347
C. Howard Kast	58,077,225.264	1,065,176.083	59,142,401.347
Robert M. Kirchner	58,120,289.431	1,022,111.916	59,142,401.347
Bridget A. Macaskill	58,157,607.512	984,793.835	59,142,401.347
F. William Marshall	58,194,568.630	947,832.717	59,142,401.347
James C. Swain	58,153,048.243	989,353.104	59,142,401.347

For	Against	Abstain		Total

Proposal No. 2 Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning October 1, 2000.
57,383,904.022	406,814.960	1,351,682.365		59,142,401.347
For	Against	Abstain	Broker Non-Votes	Total

Proposal No. 3a Approval to eliminate the Fund’s fundamental policy on purchasing securities on margin and engaging in short sales.
41,563,720.321	4,344,833.818	2,846,555.208	10,387,292.000	59,142,401.347

Proposal No. 3b Approval to eliminate the Fund’s fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.
40,368,032.614	5,603,732.312	2,783,344.421	10,387,292.000	59,142,401.347

Proposal No. 3c Approval to eliminate the Fund’s fundamental policy on investing in a company for the purpose of acquiring control.
42,048,878.159	3,582,277.298	3,123,953.890	10,387,292.000	59,142,401.347

Proposal No. 3d Approval to eliminate the Fund’s fundamental policy on investing in oil, gas or other mineral exploration or development programs.
42,669,957.508	3,163,458.248	2,921,693.591	10,387,292.000	59,142,401.347

Proposal No. 3e Approval to eliminate the Fund’s fundamental policy on investing in standby commitments.
40,693,855.626	4,141,855.861	3,919,397.860	10,387,292.000	59,142,401.347

30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

For	Against	Abstain	Broker Non-Votes	Total

Proposal No. 3f Approval to amend the Fund’s fundamental policy on purchasing restricted or illiquid securities.
40,348,591.011	5,079,150.454	3,327,367.882	10,387,292.000	59,142,401.347

Proposal No. 3g Approval to eliminate the Fund’s fundamental policy on entering into reverse repurchase agreements.
40,581,167.421	4,566,134.912	3,607,807.014	10,387,292.000	59,142,401.347

Proposal No. 3h Approval to eliminate the Fund’s fundamental policy on investing in unseasoned issuers.
40,340,219.135	5,173,373.918	3,241,516.294	10,387,292.000	59,142,401.347

Proposal No. 3i Approval to amend the Fund’s fundamental policy regarding industry concentration.
42,116,242.502	3,585,821.640	3,053,045.205	10,387,292.000	59,142,401.347

Proposal No. 3j Approval to amend the Fund’s fundamental policy on purchasing securities of other investment companies.
42,579,381.555	3,312,308.506	2,863,419.286	10,387,292.000	59,142,401.347

Proposal No. 3k Approval to eliminate the Fund’s fundamental policy concerning repurchase agreements.
42,003,472.297	3,349,809.383	3,401,827.667	10,387,292.000	59,142,401.347

Proposal No. 4 Approval of changes to four of the Fund’s fundamental investment restrictions to permit the Fund to participate in an inter–fund Lending agreement.
41,475,120.725	4,094,488.220	3,185,500.402	10,387,292.000	59,142,401.347

Proposal No. 5 Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
42,782,457.776	2,920,451.210	3,052,200.361	10,387,292.000	59,142,401.347

31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMEN T FUND

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Leslie Falconio, Vice President
John S. Kowalik, Vice President
Gina Palmieri, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Limited-Term Government Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048–0203.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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